                                                                      EXHIBIT 32

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Washington Federal, Inc. (the "Company") on Form 10-K for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

      (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 24th day of November 2004.

                                                    Washington Federal, Inc.
                                                    ----------------------------
                                                    (Company)

                                                    /s/ Roy M. Whitehead
                                                    ----------------------------
                                                    ROY M. WHITEHEAD
                                                    Vice Chairman, President and
                                                    Chief Executive Officer

                                                    /s/ Brent J. Beardall
                                                    ----------------------------
                                                    BRENT J. BEARDALL
                                                    Senior Vice President and
                                                    Chief Financial Officer